UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  January 25, 2001


                       UNIVERSAL BROADBAND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       000-24408                 33-611753
(State or jurisdiction of       (Commission File Number)       (IRS Employer
      Incorporation)                                         Identification No.)

                           2030 Main Street, Suite 550
                            Irvine, California 92614
                    (Address of principal executive offices)


(Registrant's telephone number, including area code):  (949) 260-8100

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ITEM 5    OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company announced that the following members of the Board of Directors of the Company have resigned on the dates set forth following their respective names: Stephen E. Pazian (January 12, 2001), Steven L. Bennett (January 18,
2001), Richard W. Torney (January 23, 2001) and H. Dean Cubley (January 25,
2001). As a result of these resignations, the Company no longer has any independent directors.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

          c.       EXHIBITS

                   None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL BROADBAND NETWORKS, INC.

Date: March 6, 2001                         By /s/ BRANDON B. POWELL
                                               --------------------------------
                                                Brandon B. Powell
                                                Executive Vice President

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